SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): May 17, 1999


                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)



Delaware                                                         47-0210602
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)


3555 Farnam Street, Omaha, Nebraska 68131 (Address of principal executive offices) (Zip code)



                                  402-536-3677
               (Registrant's telephone number including area code)



                                 Not applicable
         (Former name and former address, if changed since last report)

Item 5.  Other Events

     On May 17, 1999, Level 3 Communications, Inc. ("Level 3") issued a press release relating to the release of an open letter to stockholders by James Q. Crowe, Level 3's President and Chief Executive Officer. The open letter detailed Mr. Crowe's plan to sell 4,000 shares of Level 3's common stock, par value $.01 per share, each day for 250 trading days, for an aggregate of 1,000,000 shares. This press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference as if set forth in full.

Item 7. Financial Statements and Exhibits

(a)  Financial Statements of business acquired

     None

(b)  Pro Forma financial information

     None

(c)  Exhibits

     99.1 Press Release dated May 17, 1999, relating to Open Letter to Stockholders by James Q. Crowe

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Level 3 Communications, Inc.

May 18, 1999                         By: /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Vice President